UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2014

ARTEC CONSULTING CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-186732	99-0381772
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5536 S. Ft. Apache #102, Las Vegas, NV	89148
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 814-9567

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

The Company’s board of directors dismissed Cutler & Co., LLC ("Cutler") as the Company’s independent registered public accounting firm effective immediately. Concurrently, the Registrant retained Bedinger and Company (“Bedinger”) as its principal independent accountant. The decision to retain Bedinger as the principal independent accountants was approved by the Registrant’s Board of Directors.

Cutler was appointed on November 21, 2013. From the date of appointment through April 21, 2014, Cutler has not performed audit procedures, but did review our quarterly report dated October 31, 2013. During the five months from appointment through April 21, 2014, the date of dismissal of Cutler, there were no (a) disagreements with Cutler on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cutler, would have caused it to make reference to the subject matter thereof in connection with its reports for such years or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided Cutler with a copy of this disclosure and has requested that Cutler furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Cutler addressed to the Securities and Exchange Commission dated April 21, 2014 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Contemporaneous with the determination to dismiss Cutler, the board engaged Bedinger as the Company’s independent registered public accounting firm to perform the annual audit for the year ended January 31, 2014, effective April 21, 2014.

The Company has not previously consulted with Bedinger regarding either (i) the application of accounting principles to a specific completed or contemplated transaction; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) a reportable event (as provided in Item 304(a)(1)(v) of Regulation S-K) during the years ended January 31, 2013 and 2012, and any later interim period, including the interim period up to and including the date the relationship with Cutler ceased. Bedinger has reviewed the disclosure required by Item 304 (a) before it was filed with the SEC and has been provided an opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304 (a). Bedinger has elected to not furnish a letter to the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit:

16.1	Letter of Cutler & Co., LLC dated April 21, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ARTEC CONSULTING CORP.

Date: April 22, 2014	By:	/s/ Caleb Wickman
	Name:	Caleb Wickman
	Title:	President, Treasurer and Secretary

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